UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 25, 2004

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44091 Nobel Drive, P.O. Box 1767, Fremont California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 25, 2004, Peak International Limited (the “Company”) held an investor conference call regarding the Company’s financial results for its second fiscal quarter ended September 30, 2004. A copy of a transcript of certain portions of the conference call is furnished herewith as Exhibit 99.1.

The information in this Current Report, including the press release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Transcript of certain portions of investor conference call held on October 25, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004

PEAK INTERNATIONAL LIMITED

By	/s/ William Snyder
Name:	William Snyder
Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of certain portions of investor conference call held on October 25, 2004

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